UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 14, 2020

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 120
Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301)  861-3305

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02   Termination of a Material Definitive Agreement.

On October 15, 2020, Condor Hospitality Trust, Inc. (the "Company") announced that it along with its operating partnership, Condor Hospitality Limited Partnership (with the Company, the “Company Parties”) signed a settlement agreement (the “Settlement Agreement”) with NexPoint Advisors L.P. (“NexPoint Advisors”), NexPoint Hospitality Trust (TSVX: NHT) (“NHT”), and NHT’s operating partnership, NHT Operating Partnership, LLC (“Parent”), and certain of its affiliates (collectively, the “NHT Parties”), following the Company’s previously announced termination of the merger agreement with Parent and certain of its affiliates (the “Merger Agreement”).

Pursuant to the Settlement Agreement, the NHT Parties have agreed to make three payments to the Company totaling $7,000,000. The first payment of $2,250,000 is to be made within two business days of the execution of the Settlement Agreement (the “Initial Payment”), the second payment of $2,500,000 is to be made on or before October 30, 2020 (the “Second Payment”) and the third payment of $2,250,000 is to be made on or before December 30, 2020 (the “Third Payment” and together with the Initial Payment and the Second Payment, the “Settlement Payments”).  Upon timely payment of all of the Settlement Payments, the NHT Parties’ settlement liability will be satisfied in full. In the event that any of the Settlement Payments are not timely made, in addition to the Settlement Payments, an amount of $4,925,000, together with an amount to cover the Company’s fees and expenses related to the collection and enforcement of the Settlement Payments, will be owing to the Company. NHT, Parent, and certain affiliates of Parent have issued a promissory note to the Company evidencing their obligation to make these payments.  In exchange for these payment obligations, the NHT Parties have been released from all claims or liabilities relating to the Merger Agreement.  Pursuant to the Settlement Agreement, the Company Parties also have been released from all claims or liabilities relating to the Merger Agreement.

Item 8.01   Other Events.

A press release, dated October 15, 2020, with respect to the settlement described in Item 1.02 of this Current Report, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: October 15, 2020	By:	/s/ Arinn Cavey
	Name:	Arinn Cavey
	Title:	Chief Financial Officer and Chief Accounting Officer